CenterState
BANKS



FDIC-Assisted Acquisition

First Guaranty Bank and Trust Company of Jacksonville

January 27, 2012

Forward Looking Statement

This presentation contains forward-looking statements, as defined by Federal Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL's most recent Form 10-Q and Form 10-K filed with the Securities Exchange Commission.

CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.

Transaction Overview

- CSFL has purchased and assumed certain assets and liabilities of First Guaranty Bank and Trust Company of Jacksonville
- Purchased approximately $388 million of assets and assumed approximately $332 million of deposits [1]
  - FDIC assumes 80% loss sharing on substantially all loans and OREO
- Asset discount bid of $14.5 million and no deposit premium
- 8 branches in Jacksonville, Florida MSA
- 3 days on-site due diligence and 3rd party external credit review
- Holding company loan of $10 million to support bank level capital ratios

(1) Assets and deposits estimated as of 1/6/12

Transaction Rationale

- Expedites entrance into attractive Jacksonville market, consistent with CSFL's strategic plan
  - Immediately provides platform for Gil Pomar, former President and CEO of Jacksonville Bank
- IRR in excess of 20%
- Immediately accretive to EPS
- Combined with acquisition of Central Florida State Bank, breakeven to tangible book value in 3 years
- Significant cost savings
- Trust Services adds diversified income stream and new product offering

Overview of
First Guaranty Bank and Trust Company of Jacksonville

Overview

- 65 year old bank headquartered in Jacksonville, FL
- 2nd largest community bank in Duval County, behind Jacksonville Bancorp, Inc.
- Profitable Trust Services includes approximately 300 relationships and $140 million in assets under management

Deposit Market Share – Duval County

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Bank of America Corp.	$21,097	50.8 %	24
2	EverBank Financial Corp.	9,009	21.7	5
3	Wells Fargo & Co.	4,943	11.9	40
4	SunTrust Banks Inc.	1,518	3.7	21
5	Banco Bilbao Vizcaya Argentaria SA	803	1.9	14
6	Regions Financial Corp.	730	1.8	16
7	Jacksonville Bancorp Inc.	522	1.3	9
8	Toronto-Dominion Bank	373	0.9	5
9	**First Guaranty B&TC Co. of Jacksonville**	**362**	**0.9**	**8**
10	Fifth Third Bancorp	363	0.9	7



TALLAHASSEE
JACKSONVILLE
ORLANDO
TAMPA
VERO BEACH
MIAMI
Jacksonville
Atlantic Beach
Neptune Beach
Jacksonville Beach
Ponte Vedra
Palm Valley
Ortega
Orange Park
Fruit Cove
Black Creek
Middleburg
Green Cove Springs
First Guaranty Branch (8)
CenterState Branch (63)

Source: SNL Financial
Deposit data as of 6/30/11

CSFL

Loan & Deposit Composition

Total Loans – $277 mm (1)


C&I
$7,670
3%
Consumer
& Other
$876
<1%
C&D
$14,455
5%
1-4 Family
$74,933
27%
Multifamily
$10,470
4%
CRE
$168,399
61%

Total Deposits – $349 mm (1)


Jumbo Time
Deposits
$16,192
5%
Demand
Deposits
$12,741
4%
NOW
Accounts
$2,640
1%
Money
Market &
Savings
$120,711
35%
Retail Time
Deposits
$197,199
56%

Source: SNL Financial; data as of 9/30/11; dollars in thousands

(1) Excludes purchase accounting adjustments

Attractive Market Demographics

2015 Median Household Income ($)



$65,000
$60,000
$55,000
$50,000
$45,000
$50,970
$60,887
$56,034
CenterState
Jacksonville MSA
Florida

Projected Household Income Growth (%)



16.0%
14.0%
12.0%
10.0%
8.0%
14.5%
11.9%
12.3%
CenterState
Jacksonville MSA
Florida

Projected Population Growth (%)



10.0%
7.5%
5.0%
2.5%
0.0%
7.5%
7.1%
4.3%
CenterState
Jacksonville MSA
Florida

Source: SNL Financial
CenterState population and median household income figures are deposit weighted by county

Proven History of Acquisitions

2009 – 2010 – 2011 – 2012

December 31, 2008:
- $1.2 bn in Assets
- $973 mm in Deposits

January 30, 2009:
FDIC-Assisted Transaction
Ocala National Bank
(Ocala, FL)
- 4 Branches
- $24 mm in Assets
- $178 mm in Deposits

July 16, 2010:
FDIC-Assisted Transaction with Loss Sharing
Olde Cypress Community Bank
(Clewiston, FL)
- 4 Branches
- $161 mm in Assets
- $152 mm in Deposits

August 20, 2010:
FDIC-Assisted Transaction with Loss Sharing
Community National Bank At Bartow
(Bartow, FL)
- 1 Branch
- $65 mm in Assets
- $48 mm in Deposits

August 20, 2010:
FDIC-Assisted Transaction with Loss Sharing
Independent National Bank
(Ocala, FL)
- 4 Branches
- $145 mm in Assets
- $143 mm in Deposits

January 20, 2011:
4 Branch Acquisition
Toronto-Dominion Bank
(Putnam County, FL)
- $121 mm in Assets
- $115 mm in Deposits

November 1, 2011:
Whole Bank Acquisition
Federal Trust Corporation
(Sanford, FL)
- 5 Branches
- $251 mm in Assets
- $198 mm in Deposits

January 20, 2012:
FDIC-Assisted Transaction with Loss Sharing
Central Florida State Bank
(Belleview, FL)
- 4 Branches
- $70 mm in Assets
- $64 mm in Deposits

January 27, 2012:
FDIC-Assisted Transaction with Loss Sharing
First Guaranty Bank and Trust Company
(Jacksonville, FL)
- 8 Branches
- $388 mm in Assets
- $332 mm in Deposits

Growth

January 27, 2012:
- $2.7 bn in Assets (1)
- $2.3 bn in Deposits (1)

Source: SNL Financial; data as of 9/30/11
(1) Estimated pro forma for acquisition of Federal Trust Corporation, Central Florida State Bank and First Guaranty Bank and Trust Company of Jacksonville

Recent M&A Transactions

Eight Florida Acquisitions since 2009

Target	Deal Type	Completion Date	Assets Acquired ($mm)	Deposits Transferred ($mm)	Pre-tax Gain ($mm)	IRR (%)	Credit Protection [1]
First Guaranty Bank & Trust Co.	**FDIC-Assisted**	**1/27/12**	**$388**	**$332**	**NA**	**20 - 25 %**	**✓**
Central Florida State Bank	FDIC-Assisted	1/20/12	70	64	< 1	~ 30	✓
Federal Trust Corporation	Whole Bank	11/1/11	251	198	40	Self Capitalizing	✓
Community National Bank At Bartow Independent National Bank	FDIC-Assisted	8/20/10	210	191	NA	15 - 20	✓
Toronto-Dominion Bank (4 Branches)	Branch	1/20/11	121	115	11	> 50	✓
Olde Cypress Community Bank	FDIC-Assisted	7/16/10	161	152	1	~ 25	✓
Ocala National Bank	FDIC-Assisted	1/30/09	24	178	NA	NA	×

Source: SNL Financial

(1) Loss share coverage provided by the FDIC in FDIC-assisted transactions, two-year put back period for delinquent loans associated with the TD Bank branch acquisition and one-year put back period for delinquent loans associated with the Federal Trust Corporation transaction

Recent M&A Transactions



Thomasville
Valdosta
UNITED STATES
Tallahassee
FLORIDA
Panama City
Perry
Jacksonville
Gainesville
Ocala
Orlando
Gulf of Mexico
Tampa
St. Petersburg
Port St. Lucie
Lake Okeechobee
Big Cypress Swamp
The Everglades
Everglades National Park
Miami

Legacy CSFL Branch

First Guaranty Branch

Previous FDIC Acquisitions

Federal Trust Acquisition

TD Branch Acquisition

2012 Goals and Priorities

- Bottom line growth through expense rationalization and conversion efficiencies
- Leverage existing infrastructure to drive organic growth
- Continued reduction in nonperforming assets
- Build out Jacksonville franchise around Gil Pomar and First Guaranty platform
- Remain well positioned for future opportunities